Exhibit 10.1

AMENDMENT NO. 1 TO 4-YEAR REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of April 4, 2013 (this “Amendment”), among Mondelēz International, Inc. (formerly known as Kraft Foods Inc.), a Virginia corporation (the “Company”), and the Lenders set forth on the signature pages hereto to the 4-Year Revolving Credit Agreement dated as of April 1, 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”) among the Company, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A. and Deutsche Bank AG New York Branch, as co-administrative agents, JPMorgan Chase Bank, N.A., as paying agent (the “Paying Agent”), Citigroup Global Markets Inc., as syndication agent, and Credit Suisse Securities (USA) LLC and HSBC Securities (USA) Inc., as co-documentation agents. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 9.01 thereof, the Company has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to the conditions set forth herein, the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment. Effective as of March 31, 2013 and thereafter, the definition of “Minimum Shareholders’ Equity” in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“‘Minimum Shareholders’ Equity’ means total shareholders’ equity (excluding accumulated other comprehensive income or losses) of $24,600,000,000.”

2. Representations and Warranties. The Company hereby represents and warrants to the Lenders as of the date hereof that:

A. The execution, delivery and performance of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action by the Company and do not contravene (i) the charter or by-laws of the Company or (ii) in any material respect, any law, rule, regulation or order of any court or governmental agency or any contractual restriction binding on or affecting the Company; and

B. After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

C. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3. Conditions to Effectiveness. This Amendment shall become effective on the date on which:

A. The Paying Agent (or its counsel) shall have received an executed counterpart of this Amendment from the Company and the Required Lenders.

B. The Company shall have paid all reasonable out-of-pocket expenses of the Paying Agent in connection with this Amendment and the transaction contemplated hereby (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Paying Agent), in each case to the extent invoiced prior to the date hereof.

4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or email shall be effective as delivery of a manually executed counterpart hereof.

5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.

6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other documents related thereto, and, save as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any document related thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Barbara Brasier
	Name:	Barbara Brasier
	Title:	Senior Vice President And Treasurer

Amendment No. 1 to 4-Year Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., as Paying Agent and as a Lender

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

Amendment No. 1 to 4-Year Revolving Credit Agreement

Citibank, N.A. as Lender

By:	/s/ Nicholas Pateros
	Name:	Nicholas Pateros
	Title:	Vice President

[Amendment No. 1]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Vice President

By:	/s/ Philipp Horat
	Name:	Philipp Horat
	Title:	Assistant Vice President

Mondelez International, Inc.

Amendment No. 1 to Credit Agreement dated April 1, 2011

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

[Amendment No. 1]

HSBC Bank USA, National Association, as Lender

By:	/s/ Catherine Dong
	Name:	Catherine Dong
	Title:	Vice President

RESTRICTED—[Amendment No. 1]

BARCLAYS BANK PLC, as Lender

By:	/s/ Noam Azachi
	Name:	NOAM AZACHI
	Title:	VICE PRESIDENT

[Amendment No. 1]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH as Lender

By:	/s/ Mauricio Benitez
	Name:	Mauricio Benitez
	Title:	Vice President

By:	/s/ Veronica Incera
	Name:	Veronica Incera
	Title:	Executive Director

[Amendment No. 1]

Bank of America, N.A. [REQUIRED LENDER], as a Lender

By:	/s/ J. Casey Cosgrove
	Name:	J. Casey Cosgrove
	Title:	Director

Amendment No. 1 to 4-Year Revolving Credit Agreement

BNP Paribas, as Lender

By:	/s/ Mike Shryock
	Name:	Mike Shryock
	Title:	Managing Director

By:	/s/ Michael Pearce
	Name:	Michael Pearce
	Title:	Managing Director

[Amendment No. 1]

The Royal Bank of Scotland plc, as Lender

By:	/s/ Timothy J. McNaught
	Name:	Timothy J. McNaught
	Title:	Managing Director

[Amendment No. 1]

Societe Generale, as Lender

By:	/s/ Linda Tam
	Name:	Linda Tam
	Title:	Director

[Amendment No. 1]

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director

[Amendment No. 1]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Michelle Latzom
	Name:	Michelle Latzom
	Title:	Authorized Signatory

[Amendment No. 1]

Banco Santander, S.A., New York Branch as a Lender

By:	/s/ Rita Walz-Cuccioli
	Name:	Rita Walz-Cuccioli
	Title:	Executive Director Banco Santander, S.A., New York Branch

By:	/s/ Terence Corcoran
	Name:	Terence Corcoran
	Title:	Senior Vice President Banco Santander, S.A., New York Branch

Amendment No. 1 to 4-Year Revolving Credit Agreement

MIZUHO CORPORATE BANK, LTD., as Lender

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

[Amendment No. 1]

Wells Fargo Bank, N.A., as Lender

By:	/s/ Matthew Schmaling
	Name:	Matthew Schmaling
	Title:	Vice President

[Amendment No. 1]

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Laura Gimena
	Name:	Laura Gimena
	Title:	Director

[Amendment No. 1]

THE BANK OF TOKYO-MITSUBISHI UFJ LTD., as Lender

By:	/s/ Harumi Kambara
	Name:	Harumi Kambara
	Title:	Authorized Signatory

[Amendment No. 1]

COBANK, ACB, as Lender

By:	/s/ Kyle Weaver
	Name:	Kyle Weaver
	Title:	Vice President

[Amendment No. 1]

Credit Agricole Corporate and Investment Bank, as Lender

By:	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

By:	/s/ James Austin
	Name:	James Austin
	Title:	Vice President

[Amendment No. 1]

ING Bank N.V., Dublin Branch, as Lender

By:	/s/ Aidan Neill
	Name:	Aidan Neill
	Title:	Director

By:	/s/ Padraig Matthews
	Name:	Padraig Matthews
	Title:	Vice President

[Amendment No. 1]

National Australia Bank, as Lender

By:	/s/ Marcia Bockol
	Name:	Marcia Bockol
	Title:	Director

[Amendment No. 1]

DNB Bank ASA, Grand Cayman Branch, as Lender

By:	/s/ Philip P. Xurpiewski
	Name:	Philip P. Xurpiewski
	Title:	Senior Vice President

By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	First Vice President

[Amendment No. 1]

The Northern Trust Company, as Lender

By:	/s/ Karen Czys
	Name:	Karen Czys
	Title:	Second Vice President

[Amendment No. 1]

RB International Finance (USA) LLC, as a Lender

By:	/s/ Randall Abrams
	Name:	Randall Abrams
	Title:	Vice President

By:	/s/ Astrid Noebauer
	Name:	Astrid Noebauer
	Title:	Group Vice President

Amendment No. 1 to 4-Year Revolving Credit Agreement

Standard Chartered Bank, as Lender

By:	/s/ Karen Bernstein
	Name:	Karen Bernstein
	Title:	Director

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	Credit Documentation Manager
Credit Documentation Unit, WB
Legal Americas

[Amendment No. 1]

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Andrei Bourdine
	Name:	Andrei Bourdine
	Title:	Vice President

[Amendment No. 1]

THE STANDARD BANK OF SOUTH AFRICA LIMITED, as Lender

By:	/s/ Helmut Engelbrecht
	Name:	Helmut Engelbrecht
	Title:	Head, Investment Banking, Africa

[Amendment No. 1]

Svenska Handelsbanken AB (publ), New York Branch as Lender

By:	/s/ Anders Abelson
	Name:	Anders Abelson
	Title:	Senior Vice President

By:	/s/ Mark Emmett
	Name:	Mark Emmett
	Title:	Vice President

[Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION as Lender

By:	/s/ Navneet Khanna
	Name:	Navneet Khanna
	Title:	Vice President

[Amendment No. 1]